UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 24, 2011


                              CREENERGY CORPORATION
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      333-133347               98-0479983
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(State or other jurisdiction        (Commission File          (IRS Employer
       of incorporation)                 Number)          Identification Number)


    601 UNION STREET, TWO UNION SQUARE, 42ND FLOOR, SEATTLE, WASHINGTON 98101
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               (Address of Principal Executive Offices) (Zip Code)

                                 (780) 668-7422
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               Registrant's telephone number, including area code

       2020 SHERWOOD DRIVE, SUITE 57113, SHERWOOD PARK, AB T8A 3H9, CANADA
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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RESIGNATION OF DIRECTOR

Effective August 24, 2011, Ms. Ruth Saunders resigned as a director of CreEnergy Corporation ("the Company").









































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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                              CREENERGY CORPORATION


                              By: /s/ Shari Sookarookoff
                                  ---------------------------------------------
                                       Shari Sookarookoff, CEO


                                       Date: August 25, 2011




































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